Blackstone Mortgage Trust, Inc. October 24, 2017 Third Quarter 2017 Results Exhibit 99.2

Blackstone Mortgage Trust

BXMT Highlights
8.0%
dividend yield
(b)
Blackstone Real
Estate platform
provides expert
management
100% performing
loan portfolio
generates current
cash income
Stable portfolio
financed with long-
term, match-funded
liabilities
Portfolio positioned for
yield and value
protection in changing
rate environment
Information included in this presentation is as of or for the period ended September 30, 2017, unless otherwise indicated. YTD information is for the nine months ended September 30, 2017.
(a)
See Appendix for a definition and reconciliation to GAAP net income
(b)
Based on annualized dividend and BXMT closing price as of September 30, 2017
(c)
Reflects LTV as of the date loans were originated or acquired by BXMT
$0.62
3Q dividend
61%
Loan-to-Value
(c)
$10.7B
senior loan portfolio
92%
floating rate
+$0.26
net interest income per 1%
increase in LIBOR
$111B
BX Real Estate investor
capital under management
$1.1B
3Q originations
BXMT’s $10.7 billion portfolio of senior commercial real estate loans produced $0.61 of
GAAP EPS and $0.69 of Core EPS
(a)
in 3Q driving TTM dividend coverage to 102%
Expertise
Income
Stable
Protected

Blackstone Mortgage Trust

Loan
Originations
Loan
Originations
3Q
origination
of
$1.1
billion;
YTD
volume
of
$3.6
billion
up
33%
from
prior
year
Fundings
under
previously
originated
commitments
in
3Q
totaled
$172
million
Earnings &
Dividends
Earnings &
Dividends
3Q
EPS
of
$0.61
and
Core
Earnings
(a)
of
$0.69
per
share;
book
value
of
$26.52
3Q
dividend
of
$0.62
per
share
equates
to
an
8.0%
dividend
yield
(b)
Third Quarter 2017 Results
Portfolio
Composition
Portfolio
Composition
Financing
Financing
Interest Rates
Interest Rates
$10.7
billion
portfolio
(c)
with
a
weighted
average
origination
LTV
(d)
of
61%
Coastal
markets
emphasis
with
41%
of
loans
secured
by
assets
in
CA
or
NY
Debt-to-Equity
ratio
(e)
of
2.6x;
match
funded
long-term
leverage
$115
million
add-on
issuance
of
4.375%
May
2022
convertible
notes
(a)
See Appendix for a definition and reconciliation to GAAP net income
(b)
Based on annualized dividend and BXMT closing price as of September 30, 2017
(c)
Includes $988 million of Non-Consolidated Senior Interests, see Appendix for definition
(d)
Reflects LTV as of the date loans were originated or acquired by BXMT
(e)
Represents (i) total outstanding secured debt agreements and convertible notes, less cash, to (ii) total equity
92%
of
the
portfolio
is
floating
rate
1.0%
increase
in
LIBOR
would
increase
annual
net
interest
income
by
$0.26
per
share

Blackstone Mortgage Trust

TTM Dividend Coverage
(c)
Earnings & Dividends
Earnings & Dividends
GAAP
earnings
of
$0.61
per
share
($58
million)
and
Core
Earnings
(a)
of
$0.69
per
share
($65
million)
$0.62
per
share
dividend
equates
to
an
8.0%
dividend
yield
(b)
Book
value
of
$26.52
per
share,
up
$0.14
from
prior
quarter
(a)
See Appendix for a definition and reconciliation to GAAP net income
(b)
Based on annualized dividend and BXMT closing price as of September 30, 2017
(c)
GAAP EPS of $0.57, $0.54, $0.53 and $0.61 as of 4Q’16, 1Q’17, 2Q’17 and 3Q’17, respectively
Cumulative Dividends
($ in millions)
$0.62
dividend
102%
TTM coverage
Core Earnings Per Share
Dividends Paid
$21
$122
$317
$550
$727
2013
2014
2015
2016
YTD 2017
$0.62
$0.61
$0.60
$0.69
4Q'16
1Q'17
2Q'17
3Q'17

Blackstone Mortgage Trust

Loan Originations
Loan Originations
Originated
$1.1
billion
in
3Q
with
YTD
2017
totaling
$3.6
billion
of
originations,
up
33%
from
prior
year
Fundings
under
previously
originated
commitments
in
the
quarter
totaled
$172
million
64%
of
3Q
originations
are
collateralized
by
assets
located
in
California
Originated
2
new
construction
loans
totaling
$284
million
that
will
contribute
to
outstandings
in
future
periods
100% senior loans
100% floating rate
Weighted
average
LTV
(a)
of
63%
(a)
Reflects LTV as of the date loans were originated or acquired by BXMT
(b)
Excludes loans originated in the BXMT-Walker & Dunlop joint venture
Large
loans:
$116
million
avg.
size
(b)
($ in billions)
Origination Growth
3Q 2017 Originations
$2.7
$3.6
1Q
2Q
3Q
33%
YoY growth
$0.9
$1.0
$0.9
$1.5
$1.0
$1.1
1Q -
3Q 2016
YTD 2017

Blackstone Mortgage Trust

MHC
Portfolio Composition
$10.7
billion
portfolio
comprising
111
senior
loans
secured
by
institutional
quality
real
estate
concentrated
in
major
markets;
41%
of
loans
secured
by
assets
located
in
New
York
or
California
Office
Multifamily
Hotel
Condo
Other
Retail
Geographic
Diversification
(a)
Collateral
Diversification
(a)
Weighted Average LTV
(b)
61%
States that comprise less than 1% of total loan portfolio
54%
17%
9%
7%
3%
2%
8%
NC
1%
TX
1%
MA
2%
CAN
4%
CA
19%
WA
2%
HI
5%
DC
2%
GA
3%
IL
8%
FL
9%
VA
7%
NY
22%
NL
1%
DEU
1%
BE
1%
UK
8%
(a)
In certain instances, we finance our loans through the non-recourse sale of a senior loan interest that is not included in our consolidated financial statements.
See Note 2 in our Form 10-Q for further discussion. Total loan exposure encompasses the entire loan we originated and financed, including $988 million of such Non-Consolidated Senior Interests as of September 30, 2017.
(b)
Reflects LTV as of the date loans were originated or acquired by BXMT

Blackstone Mortgage Trust

Financing
Total
asset-level
financing
capacity
of
$10.7
billion
was
68%
utilized
at
quarter
end
Closed
$450
million
of
credit
facility
financing
for
bridge
loans
originated
in
the
BXMT-Walker
&
Dunlop
joint
venture
3Q
$115
million
add-on
issuance
of
4.375%
May
2022
convertible
notes
increased
total
outstanding
to
$403
million
($ in billions)
Financing
2.6x
Debt-to-Equity Ratio
(b)
3.2x
Total Leverage Ratio
(c)
Credit Facilities
Coupon of L+1.90%
Corporate Debt
Convertible Notes: 4.64%
Secured Facility: L+2.25%
Corporate Obligations
Senior Loan
Interests
(a)
Pricing directly related to
underlying collateral assets
Total Leverage
$5.9
$0.7
$1.0
$6.6
$8.3
Securitized
Debt
$0.5
Coupon of L+1.86%
(a)
In addition to $33 million of loan participations sold, includes $988 million of Non-Consolidated Senior Interests, which result from non-recourse sales of senior loan interests in loans BXMT originates. BXMT’s net investments in these loans are reflected in the form of mezzanine or other subordinate loans on BXMT’s balance sheet.
(b)
Represents (i) total outstanding secured debt agreements, convertible notes, less cash, to (ii) total equity
(c)
Represents (i) total outstanding secured debt agreements, convertible notes, loan participations sold, Non-Consolidated Senior Interests, and securitized debt obligations, less cash, to (ii) total equity

Net Interest Income Per Share
Increasing USD LIBOR = Increasing Income

Blackstone Mortgage Trust

8%
92%
Interest Rates
Core
Earnings
are
positively
correlated
to
changes
in
LIBOR,
the
benchmark
index
for
92%
of
BXMT’s
loans
A
1.0%
increase
in
USD
LIBOR
would
increase
net
interest
income
per
share
by
$0.26
per
annum
Portfolio Income Sensitivity to USD LIBOR
(Annual Dollars of Net Interest Income Per Share)
USD LIBOR
Portfolio Fixed vs. Floating
(% of Total Loan Exposure)
Floating
(a)
Fixed
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
1.23%
1.73%
2.23%
2.73%
3.23%
3.73%
(a)
As of September 30, 2017, $274 million of floating rate loans earned interest based on floors that were above the applicable index, with an average floor of 1.24%

Appendix

Blackstone Mortgage Trust

GAAP Net
Income
Adjustments
Core
Earnings
Interest Income
146.4
$
(0.1)
$
146.3
$
Interest Expense
(67.9)

0.5

(67.4)

Management and
Incentive Fees
(13.2)

—

(13.2)

G&A / Other
(1.6)

1.1

(0.5)

Non-Cash
Compensation
(5.9)

5.9

—

Net income attributable to
non-controlling interests
(0.1)

—

(0.1)

Total
57.7
$
7.4
$
65.1
$
2Q'17 Loans
Outstanding
Fundings
Repayments
FX
Revaluation
3Q'17 Loans
Outstanding
Appendix –
Third Quarter 2017 Operating Results & Net Funding
$10 million
(b)
Net Repayments
Net Funding
($ in billions)
Operating Results
($ in millions)
$10.6
$0.9
$(0.9)
$10.7
$0.69
Core Earnings Per Share
$0.61
Net Income Per Share
(a)
(a)
$0.1
(a)
Includes $983 million and $988 million of Non-Consolidated Senior Interests as of June 30, 2017 and September 30, 2017, respectively, see Appendix for definition
(b)
Excludes the impact of changes in foreign currency rates and hedges for non-USD loans and financings

Blackstone Mortgage Trust

(a)
Date loan was originated or acquired by BXMT, and the LTV as of such date
(b)
In certain instances, loans are financed through the non-recourse sale of a senior loan interest that is not included in the consolidated financial statements. As of
September
30, 2017, three loans in the portfolio have been financed with an aggregate $988 million of Non-Consolidated Senior Interests, which are included in the table above.
(c)
Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty
(d)
Consists of both floating and fixed rates. Coupon and all-in yield assume applicable floating benchmark rates for weighted-average calculation.
($ in millions)
Loan Type
Origination
Date
(a)
Total
Loan
(b)
Principal
Balance
(b)
Net Book
Value
Cash
Coupon
All-In
Yield
Maximum
Maturity
(c)
Location
Property
Type
Loan Per
SQFT / Unit / Key
Origination
LTV
(a)
Loan 1
Senior Loan
5/11/2017
753
$
645
$
641
$
L + 3.40%
L + 3.60%
6/10/2023
Virginia
Office
316 / sqft
62%
Loan 2
Senior Loan
(b)
5/15/2015
590
531
90
L + 4.25%
L + 4.74%
5/15/2020
Miami
Retail
674 / sqft
36%
Loan 3
Senior Loan
(b)
8/6/2015
495
495
90
4.49%
5.82%
10/29/2022
Diversified -
EUR
Other
n/a
71%
Loan 4
Senior Loan
5/1/2015
320
295
294
L + 3.45%
L + 3.83%
5/1/2020
New York
Office
375 / sqft
68%
Loan 5
Senior Loan
1/7/2015
315
294
293
L + 3.50%
L + 3.71%
1/9/2021
New York
Office
252 / sqft
53%
Loan 6
Senior Loan
6/4/2015
274
274
278
L + 4.34%
L + 4.20%
9/2/2020
Diversified -
CAN
Hotel
42,371 /  key
54%
Loan 7
Senior Loan
3/31/2017
258
242
239
L + 4.15%
L + 4.54%
4/9/2022
Maui
Hotel
318,182 /  key
75%
Loan 8
Senior Loan
6/23/2015
223
215
215
L + 3.65%
L + 3.97%
5/8/2022
Washington DC
Office
241 / sqft
72%
Loan 9
Senior Loan
7/31/2014
215
213
213
L + 3.40%
L + 3.52%
8/9/2019
Chicago
Office
281 / sqft
64%
Loan 10
Senior Loan
8/3/2016
276
194
192
L + 4.66%
L + 5.21%
8/9/2021
New York
Office
267 / sqft
57%
Loan 11
Senior Loan
8/19/2016
200
190
190
L + 3.64%
L + 4.10%
9/9/2021
New York
Office
579 / sqft
69%
Loan 12
Senior Loan
4/15/2016
200
189
188
L + 4.25%
L + 4.86%
5/9/2021
New York
Office
176 / sqft
40%
Loan 13
Senior Loan
2/25/2014
181
181
181
L + 4.75%
L + 5.07%
3/9/2019
Diversified -
US
Hotel
95,113 /  key
58%
Loan 14
Senior Loan
(b)
6/30/2015
180
177
35
L + 4.75%
L + 5.16%
8/15/2022
San Francisco
Condo
827 / sqft
60%
Loan 15
Senior Loan
12/22/2016
205
172
171
L + 3.50%
L + 4.07%
1/9/2022
New York
Office
242 / sqft
66%
Loan 16-111
Senior Loans
Various
7,657
6,362
6,327
5.17%
(d)
5.58%
(d)
Various
Various
Various
Various
62%
Total/Wtd. Avg.
12,342
$
10,669
$
9,637
$
5.13%
5.55%
3.4 years
61%
Loan Portfolio Details

Blackstone Mortgage Trust

Consolidated Balance Sheets
($ in thousands, except per share data)
September 30, 2017
December 31, 2016
Assets
Cash and cash equivalents
61,221
$
75,567
$
Restricted Cash
32,864
—
Loans receivable, net
9,637,152
8,692,978
Other assets
45,680
44,070
Total assets
9,776,917
$
8,812,615
$
Liabilities and equity
Secured debt agreements, net
6,079,135
$
5,716,354
$
Loan participations sold, net
33,193
348,077
Securitized debt obligations, net
474,298
—
Convertible notes, net
562,741
166,762
Other liabilities
101,758
87,819
Total liabilities
7,251,125
6,319,012
Commitments and contingencies
—
—
Equity
Class A common stock, $0.01 par value
948
945
Additional paid-in capital
3,109,094
3,089,997
Accumulated other comprehensive loss
(32,362)
(56,202)
Accumulated deficit
(558,066)
(541,137)
Total Blackstone Mortgage Trust, Inc. stockholders’equity
2,519,614
2,493,603
Non-controlling interests
6,178
—
Total equity
2,525,792
2,493,603
Total liabilities and equity
9,776,917
$
8,812,615
$

Blackstone Mortgage Trust

Consolidated Statements of Operations
($ in thousands, except per share data)
Three Months Ended September 30,
Nine Months Ended September 30,
2017
2016
2017
2016
Income from loans and other investments
Interest and related income
146,446
$
128,190
$
391,787
$
381,686
$
Less: Interest and related expenses
67,891

45,373

168,917

139,819

Income from loans and other investments, net
78,555

82,817

222,870

241,867

Other expenses
Management and incentive fees
13,243

13,701

40,557

43,161

General and administrative expenses
7,419

7,414

22,219

20,990

Total other expenses
20,662

21,115

62,776

64,151

Gain on investments at fair value
—

2,824

—

13,413

Income from equity investment in unconsolidated subsidiary
—

2,060

—

2,192

Income before income taxes
57,893

66,586

160,094

193,321

Income tax provision
83

194

265

281

Net income
57,810
$
66,392
$
159,829
$
193,040
$
Net income attributable to non-controlling interests
(88)

(1,598)

(88)

(8,119)

Net income attributable to Blackstone Mortgage Trust, Inc.
57,722
$
64,794
$
159,741
$
184,921
$
Per share information (basic and diluted)
Weighted-average shares of common stock outstanding
95,013,087

94,071,537

95,004,188

94,067,923

Net income per share of common stock
0.61
$
0.69
$
1.68
$
1.97
$

Blackstone Mortgage Trust

Three Months Ended
September 30, 2017
June 30, 2017
Net income
(a)
57,722
$
50,613
$
Weighted-average shares outstanding, basic and diluted
95,013

95,006

Earnings per share, basic and diluted
0.61
$
0.53
$
September 30, 2017
June 30, 2017
Stockholders' equity
2,519,614
$
2,506,473
$
Shares
Class A common stock
94,828

94,828

Deferred stock units
190

182

Total outstanding
95,018

95,010

Book value per share
26.52
$
26.38
$
Per Share Calculations
(Amounts in thousands, except per share data)
(a)
Represents net income attributable to Blackstone Mortgage Trust, Inc.
(b)
Adjustment in respect of the deferral in Core Earnings of the accretion of a total $9.1 million of purchase discount attributable to a certain pool of GE portfolio loans pending the repayment of those loans
Core Earnings
Reconciliation
Book Value
per Share
Earnings
per Share
Three Months Ended
September 30, 2017
June 30, 2017
Net income
(a)
57,722
$
50,613
$
Non-cash compensation expense
5,944
5,959
GE
purchase
discount
accretion
adjustment
(b)
(138)
(198)
Other items
1,610
1,001
Core Earnings
65,138
$
57,375
$
Weighted-average shares outstanding, basic and diluted
95,013
95,006
Core Earnings per share, basic and diluted
0.69
$
0.60
$

Blackstone Mortgage Trust

Reconciliation of Net Income to Core Earnings
(a)
Represents net income attributable to Blackstone Mortgage Trust, Inc.
(b)
Adjustment in respect of the deferral in Core Earnings of the accretion of a total $9.1 million of purchase discount attributable to a certain pool of GE portfolio loans pending the repayment of those loans
(Amounts in Thousands, Except per Share Data)
Three Months Ended
Dec 31,
2016
Mar 31,
2017
Jun 30,
2017
Sep 30,
2017
Net income
(a)
53,375
$
51,405
$
50,613
$
57,722
$
CT Legacy Portfolio net income
(502)
—
—
—
Non-cash compensation expense
4,955
5,907
5,959
5,944
GE purchase discount accretion adjustment
(b)
(320)
(216)
(198)
(138)
Other items
742
1,024
1,001
1,610
Core Earnings
58,250
$
58,120
$
57,375
$
65,138
$
Weighted-average shares outstanding, basic and diluted
94,456
94,993
95,006
95,013
Net income per share, basic and diluted
0.57
$
0.54
$
0.53
$
0.61
$
Core Earnings
per share, basic and diluted
0.62
$
0.61
$
0.60
$
0.69
$

Blackstone Mortgage Trust

Definitions
Core
Earnings:
Blackstone
Mortgage
Trust,
Inc.
(“BXMT”)
discloses
Core
Earnings,
a
financial
measure
that
is
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
generally
accepted
accounting
principles
in
the
United
States
of
America
(“GAAP”)
in
this
presentation.
Core
Earnings
is
an
adjusted
measure
that
helps
BXMT
evaluate
its
performance
excluding
the
effects
of
certain
transactions
and
GAAP
adjustments
that
it
believes
are
not
necessarily
indicative
of
its
current
loan
origination
portfolio
and
operations.
Although
according
to
its
management
agreement
BXMT
calculates
the
incentive
and
base
management
fees
due
to
its
Manager
using
Core
Earnings
before
incentive
fees
expense,
beginning
with
the
third
quarter
of
2015,
BXMT
reports
Core
Earnings
after
incentive
fees
expense,
as
BXMT
believes
this
is
a
more
meaningful
presentation
of
the
economic
performance
of
its
class
A
common
stock.
Core
Earnings
is
defined
as
GAAP
net
income
(loss),
including
realized
gains
and
losses
not
otherwise
included
in
GAAP
net
income
(loss),
and
excluding
(i)
net
income
(loss)
attributable
to
the
CT
Legacy
Portfolio,
(ii)
non-cash
equity
compensation
expense,
(iii)
depreciation
and
amortization,
(iv)
unrealized
gains
(losses),
and
(v)
certain
non-cash
items.
Core
Earnings
may
also
be
adjusted
from
time
to
time
to
exclude
one-time
events
pursuant
to
changes
in
GAAP
and
certain
other
non-cash
charges
as
determined
by
BXMT’s
manager,
subject
to
approval
by
a
majority
of
its
independent
directors.
Core
Earnings
does
not
represent
net
income
or
cash
generated
from
operating
activities
and
should
not
be
considered
as
an
alternative
to
GAAP
net
income,
or
an
indication
of
BXMT’s
GAAP
cash
flows
from
operations,
a
measure
of
BXMT’s
liquidity,
or
an
indication
of
funds
available
for
its
cash
needs.
In
addition,
BXMT’s
methodology
for
calculating
Core
Earnings
may
differ
from
the
methodologies
employed
by
other
companies
to
calculate
the
same
or
similar
supplemental
performance
measures,
and
accordingly,
its
reported
Core
Earnings
may
not
be
comparable
to
the
Core
Earnings
reported
by
other
companies.
Non-Consolidated
Senior
Interests:
Senior
interests
in
loans
originated
and
syndicated
to
third
parties.
These
non-recourse
loan
participations
constitute
additional
financing
capacity
and
are
included
in
discussions
of
the
loan
portfolio.

Blackstone Mortgage Trust

Forward-Looking Statements
This
presentation
may
contain
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
which
reflect
BXMT’s
current
views
with
respect
to,
among
other
things,
its
operations
and
financial
performance.
You
can
identify
these
forward-looking
statements
by
the
use
of
words
such
as
“outlook,”
“indicator,”
“believes,”
“expects,”
“potential,”
“continues,”
“may,”
“will,”
“should,”
“seeks,”
“predicts,”
“intends,”
“plans,”
“estimates,”
“anticipates”
or
the
negative
version
of
these
words
or
other
comparable
words.
Such
forward-
looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important
factors
that
could
cause
actual
outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
BXMT
believes
these
factors
include
but
are
not
limited
to
those
described
under
the
section
entitled
“Risk
Factors”
in
its
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
December
31,
2016,
as
such
factors
may
be
updated
from
time
to
time
in
its
periodic
filings
with
the
Securities
and
Exchange
Commission
(“SEC”)
which
are
accessible
on
the
SEC’s
website
at
www.sec.gov.
These
factors
should
not
be
construed
as
exhaustive
and
should
be
read
in
conjunction
with
the
other
cautionary
statements
that
are
included
in
this
presentation
and
in
the
filings.
BXMT
assumes
no
obligation
to
update
or
supplement
forward-looking
statements
that
become
untrue
because
of
subsequent
events
or
circumstances.